UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4520 Main Street, Suite 1425 Kansas City, MO	64111
(Address of principal executive offices)	(Zip code)

Matrix 360 Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-934-5550

Date of fiscal year end:  06/30/2014

Date of reporting period: 06/30/2014

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the IMS Family of Funds, series of the 360 Funds (the “registrant”) for the period ended June 30, 2014 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

IMS Capital Value Fund
IMS Strategic Income Fund
IMS Dividend Growth Fund

Annual Report

June 30, 2014

Fund Advisor:

IMS Capital Management, Inc.
8995 S.E. Otty Road
Portland, OR 97086
Toll Free (800) 934-5550

IMS CAPITAL VALUE FUND
MANAGEMENT’S DISCUSSION AND ANALYSIS
Annual Report
June 30, 2014

Dear Fellow Shareholders,

Stocks produced strong returns for the one-year period ended June 30, 2014.  Almost every equity category posted high double digit returns while fixed income investments posted modest single digit returns.  Investors were generally feeling confident as corporate earnings and economic growth were both better than expected.  Second quarter gross domestic product (GDP) rose to an above-consensus 4.0% annualized growth rate, while the disappointing first quarter reading was positively revised.  In addition, the final two quarters of 2013 were both revised higher. Growth continues, but not at such a rate as to push the Fed to accelerate the normalization of interest rates. The unemployment rate came in lower than expected at 6.1%. The housing market also showed nice improvements with pending, existing and new home sales higher than expectations.

Over the 12-month period ended June 30, 2014, the IMS Capital Value Fund returned +19.75%.  This was very much in line with most categories of stocks.  We were happy with the Fund’s returns given our focus on finding undervalued companies that we feel encompass less risk than the stocks trading at or near all-time highs, that weigh heavily in the major stock indexes.   The Fund owns a diverse mix of large, mid and small companies, all of which are fundamentally undervalued, based on our criteria.  The Fund’s benchmark, the S&P 500 index, which is primarily a large-cap growth index, returned +24.61%.  The Fund’s return was lower than the S&P 500 index for the period due the Fund having significant weightings in categories like small and mid-size companies and due to our focus on value.  Below we have provided detailed examples of how some of the Fund’s underlying securities performed and how they impacted the Fund’s performance.

Since last year, there have been a total of 32 sales and 28 new purchases. The Fund holds 53 positions compared with 56 positions one year ago.  About half the Fund is invested in large cap stocks, 39% in mid cap stocks and 10% in small cap stocks.   The three highest sector weightings in the Fund were financials 17.9%, healthcare 16.2%, and technology 15.2%, while the three lowest sector weightings were utilities 0%, telecommunications 3%, and basic materials 5.8%.  Our sector bets tended to pay off as the highest weighting sectors had some of the best performers and the lowest weighted sectors had some of the lowest returns during the year.

During the past year, major contributors to the Fund were: Lam Research +52.82%.  The company supplies manufacturing tools for etch, an important step in the semiconductor fabrication process where circuits are formed by the selective removal of metal.  Lam is poised to produce further gains from advances in semiconductor technology as the number of semiconductor layers has been increasing as chips become more complex.  The second best performing stock during the one-year period was Idexx Laboratories +48.92%.  This company is a developer of diagnostic products such as single use canine and feline test kits that veterinarians can employ in the office laboratory equipment for blood panel analysis. Idexx has been able to increase its scale and reach in the veterinary diagnostic lab business.  The company stands to benefit from two key trends: pet ownership continues to grow, with 68% of U.S. households owning pets in 2013 compared with 56% 1988, and pet owners are more willing to spend more on their animals, having more than tripled spending on pet products and services since 1994.  The third best performer was Valero Energy +46.82% for the year. The energy company owns 14 refineries that are more complex than competitors because Valero can process lower quality feedstock into a high value product, which creates higher margins.  Valero exports the greatest amounts among its peers.

Companies that detracted from the Fund’s performance over the last year were: Austin, Texas based pawn store operator and loan company, EZCorp, Inc. which dropped -31.70%, due to weak reported earnings.   EZCorp is forecasting earnings per share of 60 – 64 cents for the second half of the year, up from a year earlier loss of 57 cents, driven by pawn and loan growth in the U.S. and Mexico.  The second worst performing stock was InVivo Therapeutics -31.2% from when it was purchased this year. This is a biomaterials company with innovative technologies for drug delivery with a focus on the treatment of spinal cord injuries.  The company recently realigned resources behind its spinal cord injury program away from the hydrogel drug delivery program and management reduced staff size, including cutting its chief technology officer, Brian Hess, which negatively impacted stock performance. The third worst performing stock was Diamond Offshore Drilling -22.8%.  This company is engaged in contract drilling of offshore oil and gas wells, with a focus on deep-water drilling. Revenues have recently fallen from the same period last year due to lower utilization within its ultra-deep water rig segment.  There has been a recent influx of new ultra deep water rig deliveries, creating excess supply and putting pressure on day rates.  However, Diamond’s strong balance sheet and credit rating should help it to overcome any industry downturns.

Going forward we continue to focus on undervalued stocks that have the potential to grow earnings, are down in price, and are seasoned. We are positioned in companies that we believe are poised to benefit from the following long-term trends that we see developing: a continued slow recovery, a growing number of underemployed workers, rising interest rates, aging baby boomers and an eventual rebound in housing starts.   Our job is to find the best opportunities that we can in these areas as part of a diversified portfolio.  One final note, as promised, we have continued to look for ways to reduce our administrative and operating expenses and recently we were able to implement some changes in the various service providers to the Fund, and it has resulted in a nice savings that will be reflected in the coming years.  We thank you for continuing to invest alongside us in the IMS Capital Value Fund as we focus on building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Capital Value Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Return (for periods ended June 30, 2014)s
	One Year	Five Year	Ten Year
IMS Capital Value Fund*	19.75%	13.59%	5.09%
S&P 500® Index**	24.61%	18.82%	7.78%

Total annual operating expenses for the fiscal year ended June 30, 2013, as disclosed in the Fund’s prospectus, were 2.08% of average daily net assets.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**
The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for S&P 500 Index.

Comparison of the Growth of a $10,000 Investment in the IMS Capital Value Fund and
the S&P 500® Index for the 10 Years Ended June 30, 2014 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2004 and held through June 30 2014. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS STRATEGIC INCOME FUND
MANAGEMENT’S DISCUSSION AND ANALYSIS
Annual Report
June 30, 2014

With dividends reinvested, the IMS Strategic Income Fund returned +7.00% for the one year period ended June 30, 2014.   The Fund’s benchmark, the Barclay’s Aggregate Bond Index, returned +4.37% over the same period.  Over the three years ending June 30, the IMS Strategic Income Fund returned +4.69% per year on an average annualized basis, while the Barclay’s Aggregate Bond Index returned +3.66%.

The US economy, and indeed the world economy, continue to grow more slowly than a “typical” cyclical recovery.   This, combined with the monetary support of low rates, has extended the demand for bonds, despite low yields by most measures.  Yields of 0-3% on most government and investment grade bonds still look unattractive to us when compared to US inflation around 2%.  Therefore we choose to largely avoid government bonds and the highest quality investment grade corporate bonds as we believe they will get hit the hardest when interest rates eventually start to rise.  In this environment, we prefer the bonds of companies in turnaround situations, structured bonds, high yield bonds, reverse convertible bonds, international bonds and income-oriented equities.  Liquidity and growth have been even more favorable to the US stock market than the bond market, so our dividend-paying stock weightings have been higher than average over the past year.  International is a mixed bag.  Europe and China have more problems than the US, and the global commodities boom which supports many emerging economies has cooled.  Our international allocation is low.  Collectively, our allocation choices have outperformed the Barclay’s Aggregate Bond Index as shown above.

As of June 30, about 62% of the Fund is invested in various types of fixed income, 35% in stocks, and the remainder in cash.  Our investment grade bond weight is 14%, many of these were chosen to take advantage of the large difference between short term and long term interest rates.  12% of the Fund is in reverse convertible notes, which make sense in a positive stock market with occasional spikes of volatility.  30% of the fund is in high yield bonds where we like the merits of the individual companies.   6% of the Fund is in international high yield debt, which is lower than last year.  In a world chasing yield, many international bonds seem expensive relative to the risks.  Dividend stocks make up 35% of the Fund.  Many companies continue to both raise their dividend rate, and issue special larger payouts.

After a slow first half, the US economy appears to be accelerating.  At some point in the economic cycle it is healthy and normal for short-term interest rates to rise in the U.S.  Higher rates are of course a risk to the bond market, and will cause certain sectors to underperform.  We are not making a prediction as to when or if this will occur, however we are positioned prudently, should the situation arise.  It looks like any interest rate rise would be gradual and well-telegraphed by the Fed.  We have defensively lowered the Fund’s interest rate risk by reducing longer maturity bonds, and favoring high yield over investment grade.  We have also been looking for companies that would benefit from higher rates.  Rising rates tend to favor banks, insurance companies, and brokerages with exposure to the borrowing spread and money market funds.

We are happy with the Fund’s returns, its positioning and the fact that it has paid a dividend every month for over a decade.  We continue to look for the best combination of current income, moderate volatility, and appreciation potential.  We thank you for investing alongside us in the IMS Strategic Income Fund as we continue building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Strategic Income Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns (for periods ended June 30, 2014)
	One Year	Five Year	Ten Year
IMS Strategic Income Fund*	7.00%	12.07%	3.68%
Barclays Capital Aggregate Bond Index**	4.37%	4.85%	4.93%

Total annual operating expenses for the fiscal year ended June 30, 2013, as disclosed in the Fund’s prospectus, were 2.09% of average daily net assets (1.99% after fee waivers/expense reimbursements by the Adviser). Effective November 1, 2013, the Advisor had contractually agreed to cap certain operating expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) Dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses: and 12b-1 fees; and extraordinary litigation expenses) of the Fund through October 31, 2015.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**
The Barclays Capital Aggregate Bond Index is a widely-used indicator of the bond market. The index is market capitalization-weighted and is made up of U.S. bonds that are primarily investment grade, which has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the Barclays Capital Aggregate Bond Index.

Comparison of the Growth of a $10,000 Investment in the IMS Strategic Income Fund and the
Barclays Captial Aggregate Bond Index for the 10 Years Ended June 30, 2014 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2004 and held through June 30, 2014. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

IMS DIVIDEND GROWTH FUND
MANAGEMENT’S DISCUSSION AND ANALYSIS
Annual Report
June 30, 2014

Dear Fellow Shareholders,

Stocks produced strong returns for the one-year period ended June 30, 2014.  Fixed income investments posted modest single digit returns.  Investors were generally feeling confident as corporate earnings and economic growth were both better than expected.  Second quarter gross domestic product (GDP) rose to an above-consensus 4.0% annualized growth rate, while the disappointing first quarter reading was positively revised.  In addition, the final two quarters of 2013 were both revised higher.  Growth continues, but not at such a rate as to push the Fed to accelerate the normalization of interest rates. The unemployment rate came in lower than expected at 6.1%. The housing market also showed nice improvements with pending, existing and new home sales higher than expectations.

Over the one year period ended June 30, 2014, the IMS Dividend Growth Fund returned +14.88%.  Many stock categories posted high double digit returns over the same period.  The Fund invests in a diverse portfolio of high quality, dividend paying companies of all shapes and sizes.  The common thread among these companies is that they have a demonstrated history of not only paying dividends, but also of raising those dividends substantially over the years.  Most of the companies have increased dividend payouts for at least ten years in a row.  While owning a portfolio of high quality, dividend paying companies can provide some security and a smoother ride in turbulent markets, the downside is that this conservative, prudent approach will not normally beat a large cap growth portfolio like the S&P 500 index, when the market is surging.  The S&P 500 index rose +24.61% over the past 12 months, which is well above historical norms.  By comparison, the iShares Core High Dividend ETF rose +17.24% over the same period.  Dividend stocks lost some of their appeal with investors during the period as the fear of rising interest rates began to emerge.  Generally, the IMS Dividend Growth Fund will lag the S&P 500, its benchmark, in robust markets and will tend to perform best in flat and slower markets, when its focus on high quality and dividends provide support.  We were happy with the Fund’s return given our diversification and focus on quality dividend paying companies.

Three of the Fund’s top performers were Apple +67.19%, Johnson & Johnson +24.97% and Nike +23.24%.  Apple’s management plans to launch multiple new products towards the end of the year, including a redesigned iPhone that will help Apple grow earnings faster than analysts’ expectations. Expectations are high for the soon to be released iPhone 6.  Management also added $30 billion to its share repurchase authorization and hiked its dividend by 8%. Johnson & Johnson and Nike both raised their dividend payout and posted strong sales growth over the period as well.

The Fund currently holds 44 positions that are diversified by sector.  78% of the Fund is invested in large-cap companies and 20% in mid-cap companies. The Fund held 88% in U.S. company stocks and 9.6% in international company stocks.  The three highest sector weightings in the Fund were consumer staples 17.8%, technology 15.9%, and financials 15.1%, while the lowest weightings were utilities 1.7%, telecommunications 4.3% and industrials 4.4%.The average yield as of June 30, 2014 was 2.70%.

The Fund’s 3 worst performers were Staples, Wal-Mart and Cincinnati Financial.   Staples was down 28.4% from its purchase price. Shares fell as the company’s online revenue growth tapered due to competition from Walmart and Amazon with their massive inventory and the ability to do deep discounts.  Staples differentiates itself from their competition by possessing a large network of profitable middle-market business customers that have traditionally been sticky customers.  They have also provided meaningful growth in nontraditional office categories such as break room supplies and office furniture.  Walmart dropped -3.4%. The stock was down because of competition from dollar stores.   Property and casualty insurer, Cincinnati Financial Corp. inched lower by -1.9% from when it was purchased.  The company failed to please investors with its first quarter earnings as bad weather negatively impacted the insurer’s earnings.  However, the company has produced positive earnings surprise in 9 consecutive quarters.  In order to protect itself from weather-related issues, Cincinnati Financial has set up claims management tools, such as predictive modeling,  which will work to improve pricing and risk selection. These initiatives are expected to gradually improve loss ratios.  The company is also experiencing premium growth from its new markets and increased pricing.

Looking forward, we believe the appeal of dividend-paying stocks will be remain strong as low interest rates and the favorable tax treatment of qualified dividends continue to make this category attractive to income-seeking, aging baby boomers.  We believe that most of the companies in the Fund have unique franchises that should enable them to deliver strong earnings and raise their dividend payments over time.

We thank you for investing alongside us in the IMS Dividend Growth Fund as we continue focusing on building wealth wisely.

Sincerely,

Carl W. Marker
Portfolio Manager
IMS Dividend Growth Fund

INVESTMENT RESULTS – (Unaudited)

	Average Annual Total Returns (for periods ended June 30, 2014)
	One Year	Five Year	Ten Year
IMS Dividend Growth Fund*	14.88%	13.40%	4.28%
S&P 500® Index**	24.61%	18.82%	7.78%

Total annual operating expenses for the fiscal year ended June 30, 2013, as disclosed in the Fund’s prospectus, were 2.43% of average daily net assets (1.97% after fee waivers/expense reimbursements by the Adviser). The Advisor had contractually agreed to cap certain operating expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) of the Fund through October 31, 2015.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling Shareholder Services at 1-800-934-5550.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**
The S&P 500® Index is a widely recognized unmanaged index of equity prices and has a greater number of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The annual total returns included for the above Fund are net of the total annual operating expenses for the Fund, while no annual operating expenses are deducted for the S&P 500 Index.

Comparison of the Growth of a $10,000 Investment in the IMS Dividend Growth
and the S&P 500® Index for the 10 years Ended June 30, 2014 (Unaudited)

The chart above assumes an initial investment of $10,000 made on June 30, 2004 and held through June 30, 2014. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

FUND HOLDINGS – (Unaudited)

IMS Capital Value Fund Holdings as of June 30, 20141

1	As a percent of net assets.

The investment objective of the IMS Capital Value Fund is long-term growth from capital appreciation and, secondarily, income from dividends and interest. The Capital Value Fund invests primarily in the common stocks of mid-cap and large-cap U.S. companies, with mid-cap companies generally having a total market capitalization of $2 billion to $11 billion and large-cap U.S. companies generally having a total market capitalization greater than $11 billion.

IMS Strategic Income Fund Holdings as of June 30, 20141

1	As a percent of net assets.

The investment objective of the IMS Strategic Income Fund is current income, and a secondary objective of capital appreciation. In pursuing its investment objectives, the Strategic Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Strategic Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note, and in 144A securities that are purchased in private placements and thus are subject to restrictions on resale (either as a matter of contract or under federal securities laws), but only where the Adviser has determined that a liquid trading market exists. Under normal circumstances, the Strategic Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

FUND HOLDINGS – (Unaudited) (continued)

IMS Dividend Growth Fund Holdings as of June 30, 20141

1	As a percent of net assets.

The investment objective of the IMS Dividend Growth Fund is long-term growth from capital appreciation and dividends. The Dividend Growth Fund invests primarily in a diversified portfolio of dividend–paying common stocks. The Dividend Growth Fund’s advisor, IMS Capital Management, Inc., employs a combination of fundamental, technical and macro market research to identify companies that the Adviser believes have the ability to maintain or increase their dividend payments, because of their significant cash flow production.

Availability of Portfolio Schedules – (Unaudited)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2014 through June 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees. Therefore, the second line is only useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

IMS Funds	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period* January 1, 2014 – June 30, 2014
Capital Value Fund
Actual	$ 1,000.00	$ 1,045.60	$ 10.35
Hypothetical**	$ 1,000.00	$ 1,014.70	$ 10.19
Strategic Income Fund
Actual	$ 1,000.00	$ 1,012.60	$ 9.73
Hypothetical**	$ 1,000.00	$ 1,015.10	$ 9.74
Dividend Growth Fund
Actual	$ 1,000.00	$ 1,041.90	$ 9.92
Hypothetical**	$ 1,000.00	$ 1,015.10	$ 9.79

*
Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period). The annualized expense ratios for the Capital Value Fund, Strategic Income Fund, and the Dividend Growth Fund were 2.04%, 1.95%, and 1.96%, respectively.

**	Assumes a 5% annual return before expenses.

IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

COMMON STOCK - 99.15%	Shares	Fair Value

Consumer Discretionary - 15.37%
Amazon.com, Inc. (a)	2,100	$682,038
Dollar Tree, Inc. (a)	13,500	735,210
Domino's Pizza, Inc.	11,400	833,226
Home Depot, Inc.	7,800	631,488
PetSmart, Inc.	12,200	729,560
Service Corp. International	46,000	953,120
Starbucks Corp.	10,500	812,490
Yum! Brands, Inc.	10,000	812,000
		6,189,132
Consumer Staples - 2.07%
Dr Pepper Snapple Group, Inc.	14,200	831,836

Energy - 15.02%
Apache Corp.	7,700	774,774
Baker Hughes, Inc.	10,800	804,060
Devon Energy Corp.	11,100	881,340
Diamond Offshore Drilling, Inc.	16,300	808,969
LinnCo LLC	21,800	682,122
Peabody Energy Corp.	43,600	712,860
Transocean Ltd.	18,000	810,540
Valero Energy Corp.	11,400	571,140
		6,045,805
Financials - 15.96%
Bank of America Corp.	44,300	680,891
Citigroup, Inc.	16,000	753,600
Ezcorp, Inc. (a)	104,800	1,210,440
Federated Investors, Inc.	36,500	1,128,580
Lincoln National Corp.	10,000	514,400
Regions Financial Corp.	63,000	669,060
Umpqua Holdings Corp.	44,400	795,648
Zions Bancorporation	22,900	674,863
		6,427,482
Health Care - 16.27%
Edwards Lifesciences Corp. (a)	10,000	858,400
IDEXX Laboratories, Inc. (a)	6,200	828,134
InVivo Therapeutics Holdings Corp. (a)	173,029	179,950
OPKO Health, Inc. (a)	100,700	890,188
Patterson Cos., Inc.	19,600	774,396
Sarepta Therapeutics, Inc. (a)	21,500	640,485
Tenet Healthcare Corp. (a)	16,000	751,040
Zimmer Holdings, Inc.	8,000	830,880
Zoetis, Inc.	24,700	797,069
		6,550,542

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

COMMON STOCK - 99.15% (continued)	Shares	Fair Value

Industrials - 8.47%
Boeing Co.	6,200	$788,826
Caterpillar, Inc.	8,800	956,296
Republic Services, Inc.	19,800	751,806
Stanley Black & Decker, Inc.	10,400	913,328
		3,410,256
Information Technology - 17.21%
Cirrus Logic, Inc. (a)	33,100	752,694
Jabil Circuit, Inc.	48,500	1,013,650
Lam Research Corp.	12,000	810,960
Paychex, Inc.	19,400	806,264
Rovi Corp. (a)	16,200	388,152
Symantec Corp.	26,600	609,140
Take-Two Interactive Software, Inc. (a)	45,500	1,011,920
TIBCO Software, Inc. (a)	41,400	835,038
Yahoo!, Inc. (a)	20,000	702,600
		6,930,418
Materials - 5.77%
Axiall Corp.	16,300	770,501
Barrick Gold Corp.	42,000	768,600
WR Grace & Co. (a)	8,300	784,599
		2,323,700
Telecommunication Services - 3.01%
Sprint Corp. (a)	65,000	554,450
Verizon Communications, Inc.	13,400	655,662
		1,210,112

TOTAL COMMON STOCK (Cost $35,662,941)		39,919,283

MONEY MARKET SECURITIES - 1.05%
Federated Prime Obligations Fund - Institutional Shares, 0.02% (b)	422,465	422,465

TOTAL MONEY MARKET SECURITIES (Cost $422,465)		422,465

TOTAL INVESTMENTS (Cost $36,085,406) - 100.20%		$40,341,748
LIABILITIES IN EXCESS OTHER ASSETS, NET - (0.20)%		(79,384)
NET ASSETS - 100.00%		$40,262,364

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the yield at June 30, 2014, is subject to change and resets daily.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

COMMON STOCK - 35.26%	Shares	Fair Value

Consumer Discretionary - 2.91%
Darden Restaurants, Inc.	12,300	$569,121
Staples, Inc.	49,000	531,160
		1,100,281
Consumer Staples - 4.44%
B&G Foods, Inc. - Class A	16,200	529,578
General Mills, Inc.	10,900	572,686
Universal Corp.	10,400	575,640
		1,677,904
Energy - 7.98%
Lightstream Resources Ltd.	22,900	175,185
LinnCo LLC	41,200	1,289,148
Seadrill Ltd.	25,000	998,750
Ship Finance International Ltd.	29,821	554,372
		3,017,455
Financials - 11.71%
BGC Partners, Inc. - Class A	110,000	818,400
Federated Investors, Inc.	33,000	1,020,360
JPMorgan Chase & Co.	9,800	564,676
New York Community Bancorp, Inc.	50,000	799,000
Umpqua Holdings Corp.	36,000	645,120
US Bancorp	13,400	580,488
		4,428,044
Health Care - 1.50%
Bristol-Myers Squibb Co.	11,700	567,567

Industrials - 1.41%
Diana Containerships, Inc.	210,800	533,324

Information Technology - 2.20%
Paychex, Inc.	20,000	831,200

Telecommunication Services - 1.42%
Verizon Communications, Inc.	11,000	538,230

Utilities - 1.69%
Atlantic Power Corp.	155,500	637,550

TOTAL COMMON STOCK (Cost $13,026,957)		13,331,555

CORPORATE BONDS - 39.60%	Principal Amount	Fair Value
Bank of America Corp., 9.000%, 04/16/2027 (b) (c)	$650,000	646,750
Bridgemill Finance LLC, 8.000%, 07/15/2017 (b) (d)	971,062	966,207
Caesars Entertainment Operating Co., Inc., 9.000%, 02/15/2020	800,000	669,000
Chukchansi Economic Development Authority, 9.750%, 05/30/2020 (d)	2,227,651	1,559,355
Citigroup, Inc., 8.000%, 01/30/2023	448,000	445,446
Community Choice Financial, Inc., 10.750%, 05/01/2019	1,000,000	855,000

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

CORPORATE BONDS - 39.60% (continued)	Principal Amount	Fair Value

Forest Oil Corp., 7.250%, 06/15/2019	$1,375,000	$1,361,250
Gentiva Health Services, Inc., 11.500%, 09/01/2018	1,000,000	1,067,500
GrafTech International Ltd., 6.375%, 11/15/2020	650,000	669,500
JC Penney Corp., Inc., 6.875%, 10/15/2015	800,000	811,000
JC Penney Corp., Inc., 7.950%, 04/01/2017	600,000	606,000
Molycorp, Inc., 10.000%, 06/01/2020	750,000	690,000
Morgan Stanley, 12.000%, 03/25/2031 (c)	600,000	624,000
Morgan Stanley, 9.000%, 06/30/2031 (c)	900,000	959,625
Morgan Stanley, 12.000%, 08/30/2028 (c)	350,000	347,375
NII Capital Corp., 7.625%, 04/01/2021	1,100,000	316,250
O&G Leasing LLC, 10.500%, 09/15/2013 (b) (d) (e) (f) (g)	1,530,000	1,086,300
Plaza of Orlando Condominium Finance Co. LLC, 5.500%, 05/15/2031 (b) (d) (f)	361,000	259,920
SG Structured Products, Inc., 10.750%, 11/27/2028 (c)	600,000	552,000
Thornton Drilling Co., 5.000%, 06/15/2018 (b) (f)	540,278	476,525

TOTAL CORPORATE BONDS (Cost $16,122,309)		14,969,003

REVERSE CONVERTIBLE BONDS - 12.15%
BNP Paribas SA, 14.400%, 08/14/2014	600,000	618,533
BNP Paribas SA, 16.800%, 08/12/2014	600,000	622,313
Citigroup, Inc., 11.250%, 08/12/2014	500,000	503,950
Citigroup, Inc., 12.500%, 08/12/2014	500,000	504,550
JPMorgan Chase & Co., 13.450%, 08/12/2014	500,000	507,400
JPMorgan Chase & Co., 17.850%, 10/20/2014	600,000	625,140
Royal Bank of Canada, 12.600%, 07/28/2014	800,000	731,120
Societe Generale SA, 10.600%, 10/27/2014	500,000	478,200

TOTAL REVERSE CONVERTIBLE BONDS (Cost $4,600,000)		4,591,206

FOREIGN BONDS DENOMINATED IN US DOLLARS - 10.46%
Bank of Nova Scotia, 9.000%, 07/29/2033 (c)	1,600,000	1,570,080
Cash Store Financial Services, Inc., 11.500%, 01/31/2017 (d) (g) (i)	1,289,000	231,042
Newland International Properties Corp., 9.500%, 07/03/2017 (d)	688,744	303,047
Newland International Properties Corp., 9.500%, 07/03/2017 (h)	420,081	184,836
Oceanografia SA de CV, 11.250%, 07/15/2015 (e) (g) (h)	1,150,000	178,250
Panama Canal Railway Co., 7.000%, 11/01/2026 (h)	592,200	590,720
Petroleos de Venezuela SA, 4.900%, 10/28/2014	900,000	898,110

TOTAL FOREIGN BONDS DENOMINATED IN US DOLLARS (Cost $6,139,142)		3,956,085

MONEY MARKET SECURITIES - 3.22%	Shares	Fair Value
Federated Prime Obligations Fund - Institutional Shares, 0.02% (a)	1,217,992	1,217,992

TOTAL MONEY MARKET SECURITIES (Cost $1,217,992)		1,217,992

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

Fair Value

TOTAL INVESTMENTS (Cost $41,106,400) - 100.69%	$38,065,841
LIABILITIES IN EXCESS OTHER ASSETS, NET - (0.69)%	(261,251)
NET ASSETS - 100.00%	$37,804,590

Percentages are stated as a percent of net assets.

(a)	Variable rate security. Rate shown represents the yield at June 30, 2014 and resets daily.
(b)	This security is currently valued by the Advisor using fair valuation procedures approved by the Board of Trustees under the oversight of the Fair Valuation Committee.
(c)	Variable rate security. Rate shown represents the rate in effect at June 30, 2014.
(d)	Security exempted from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional investors.
(e)	Non-income producing security.
(f)	Security is illiquid at June 30, 2014, at which time the aggregate value of illiquid securities is $1,822,745 or 4.82% of net assets.
(g)	Issue is in default.
(h)	Security exempted from registration under Regulation S of the Securities Act of 1933.
(i)	Partial interest payments made for the year ended June 30, 2014.

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

COMMON STOCK - 97.68%	Shares	Fair Value

Consumer Discretionary - 12.30%
Genuine Parts Co.	2,500	$219,500
Lowe's Cos., Inc.	4,200	201,558
McDonald's Corp.	1,900	191,406
NIKE, Inc.	1,500	116,325
Staple,s Inc.	12,500	135,500
Tim Hortons, Inc.	3,700	202,501
		1,066,790
Consumer Staples - 15.62%
Altria Group, Inc.	4,500	188,730
Clorox Co.	2,300	210,220
McCormick & Co., Inc.	2,600	186,134
PepsiCo, Inc.	2,500	223,350
Procter & Gamble Co.	2,200	172,898
Walgreen Co.	2,800	207,564
Wal-Mart Stores, Inc.	2,200	165,154
		1,354,050
Energy - 7.47%
Chevron Corp.	1,400	182,770
Helmerich & Payne, Inc.	1,800	208,998
Suncor Energy, Inc.	6,000	255,780
		647,548
Financials - 15.07%
Aflac, Inc.	3,200	199,200
Chubb Corp.	1,900	175,123
Cincinnati Financial Corp.	3,300	158,532
Commerce Bancshares, Inc.	4,000	186,000
Franklin Resources, Inc.	3,300	190,872
Prudential Financial, Inc.	2,000	177,540
T Rowe Price Group, Inc.	2,600	219,466
		1,306,733
Health Care - 14.14%
AbbVie, Inc.	3,400	191,896
Amgen, Inc.	1,400	165,718
CR Bard, Inc.	1,500	214,515
Johnson & Johnson	2,000	209,240
Medtronic, Inc.	3,600	229,536
Teva Pharmaceutical Industries Ltd. - (a)	4,100	214,922
		1,225,827

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

COMMON STOCK - 97.68% (continued)	Shares	Fair Value

Industrials - 4.41%
United Technologies Corp.	1,800	$207,810
Waste Management, Inc.	3,900	174,447
		382,257
Information Technology - 15.92%
Apple, Inc.	2,800	260,204
Automatic Data Processing, Inc.	3,000	237,840
Linear Technology Corp.	4,300	202,401
Maxim Integrated Products, Inc.	7,000	236,670
QUALCOMM, Inc.	2,700	213,840
Texas Instruments, Inc.	4,800	229,392
		1,380,347
Materials - 6.75%
Albemarle Corp.	3,100	221,650
Nucor Corp.	3,600	177,300
Sherwin-Williams Co.	900	186,219
		585,169
Telecommunication Services - 4.34%
AT&T, Inc.	6,200	219,232
Rogers Communications, Inc. - Class B	3,900	156,975
		376,207
Utilities - 1.66%
Consolidated Edison, Inc.	2,500	144,350

TOTAL COMMON STOCK (Cost $7,755,522)		8,469,278

MONEY MARKET SECURITIES - 2.40%
Federated Prime Obligations Fund - Institutional Shares, 0.02% (b)	207,742	207,742

TOTAL MONEY MARKET SECURITIES (Cost $207,742)		207,742

TOTAL INVESTMENTS (Cost $7,963,264) - 100.08%		$8,677,020
LIABILITIES IN EXCESS OTHER ASSETS, NET - (0.08)%		(6,545)
NET ASSETS - 100.00%		$8,670,475

Percentages are stated as a percent of net assets.

(a)	American Depositary Receipt.
(b)	Rate shown represents the yield at June 30, 2014, is subject to change and resets daily.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund

Assets:
Investments in securities:
At cost	$36,085,406	$41,106,400	$7,963,264
At fair value	$40,341,748	$38,065,841	$8,677,020
Deposits at broker	-	48,146	-
Receivables:
Interest	5	372,596	1
Dividends	27,884	73,810	13,256
Fund shares sold	15,100	104,000	-
Investments sold	-	941,919	-
Prepaid expenses	13,139	10,601	5,703
Total assets	40,397,876	39,616,913	8,695,980

Liabilities:
Investments purchased	-	1,714,582	-
Fund shares redeemed	61,793	26,000	-
Due to advisor	40,023	30,012	4,654
Due to administrator	3,020	2,543	774
Accrued expenses	30,676	39,186	20,077
Total liabilities	135,512	1,812,323	25,505
Net Assets	$40,262,364	$37,804,590	$8,670,475

Net Assets consist of:
Paid-in capital	$39,701,062	$83,828,426	$9,661,276
Accumulated undistributed net investment income (loss)	(116,946)	-	3,391
Accumulated net realized loss on investments	(3,578,094)	(42,983,277)	(1,707,948)
Net unrealized appreciation (depreciation) on investments	4,256,342	(3,040,559)	713,756
Total Net Assets	$40,262,364	$37,804,590	$8,670,475

Shares outstanding (unlimited number of shares authorized, no par value)	1,908,486	6,350,987	696,987
Net asset value and offering price per share	$21.10	$5.95	$12.44
Minimum redemption price per share (a)	$20.99	$5.92	$12.38

(a)	A redemption fee of 0.50% will be assessed on shares of the Fund that are redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2014

	IMS Capital Value Fund	IMS Strategic Income Fund	IMS Dividend Growth Fund

Investment income:
Dividends (net of foreign withholding taxes of $945, $45,638 and $7,970), respectively	$594,305	$1,520,412	$282,442
Interest	140	2,867,708	39
Total investment income	594,445	4,388,120	282,481

Expenses:
Investment Advisor fees (a)	464,579	493,570	106,018
Accounting, administration and transfer agent fees and expenses (a)	167,319	150,373	44,218
Registration expenses	24,964	24,941	7,930
Audit expenses	14,500	21,704	15,760
Miscellaneous expenses	2,819	3,071	2,641
CCO expenses	10,174	10,509	2,241
Custodian expenses (a)	8,952	24,390	5,157
Legal expenses	50,491	54,778	11,542
Pricing expenses	3,153	5,788	2,999
Trustee expenses	16,581	16,776	3,754
Interest expenses	3,016	4,651	460
Printing expenses	16,445	17,982	3,901
Insurance expenses	3,673	3,657	3,657
Total expenses	786,666	832,190	210,278
Less: Fees waived by Advisor (a)	-	(73,509)	(45,290)
Net expenses	786,666	758,681	164,988

Net Investment Income (Loss)	(192,221)	3,629,439	117,493

Realized and unrealized gain (loss):
Net realized gain on investment securities and foreign currency	7,563,621	557,493	699,608
Change in unrealized appreciation (depreciation) on investment securities and foreign currency	(550,075)	(1,576,872)	342,320
Net realized and unrealized gain (loss) on investment securities and foreign currency	7,013,546	(1,019,379)	1,041,928

Net Increase in Net Assets Resulting from Operations	$6,821,325	$2,610,060	$1,159,421

(a)	See Note 5 in the Notes to Financial Statements.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
STATEMENT OF CASH FLOWS

For the Year Ended June 30, 2014

Increase (decrease) in cash:
Cash flows from operating activities:
Net Increase in net assets from operations	$2,610,060
Adjustments to reconcile net increase in net assets from operations to net cash provided from operating activities:
Return of capital dividends received	112,233
Accretion of discount/Amortization of premium, net	(274,348)
Purchase of investment securities	(131,937,072)
Proceeds from disposition of investment securities	126,805,855
Purchase of short-term investment securities, net	(1,162,669)
Increase in deposits with brokers for options transactions	(48,146)
Decrease in dividends and interest receivable	161,580
Decrease in receivables for securities sold	5,589,727
Decrease in prepaid expenses	1,915
Increase in payable for securities purchased	1,714,582
Decrease in accrued expenses	(9,143)
Net unrealized depreciation on investment securities and foreign currency	1,576,872
Net realized gain on investment securities and foreign currency	(557,493)
Net cash provided from operating activities	4,583,953

Cash flows from financing activities:
Proceeds from loan	16,553,000
Payments on loan	(17,309,000)
Proceeds from Fund shares sold	9,608,152
Payment on Fund shares redeemed	(13,103,711)
Cash distributions paid	(340,311)
Net cash used in financing activities	(4,591,870)

Net decrease in cash	$(7,917)

Cash:
Beginning of year	$7,917
End of year	$-

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of distributions of $3,335,136, receivable for fund shares sold of $104,000 and payable for Fund shares redeemed of $26,000.

Interest paid by the Fund for outstanding balances on the line of credit amounted to $3,016.

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2014	June 30, 2013

Increase (Decrease) in Net Assets due to:
Operations:
Net investment income (loss)	$(192,221)	$46,160
Net realized gain on investment securities	7,563,621	71,564
Change in unrealized appreciation (depreciation) on investment securities	(550,075)	5,942,144
Net increase in net assets resulting from operations	6,821,325	6,059,868

Capital share transactions (Note 2):
Proceeds from shares purchased	3,256,485	2,075,301
Amount paid for shares redeemed	(4,846,257)	(13,391,645)
Proceeds from redemption fees	85	3,751
Net decrease in net assets from share transactions	(1,589,687)	(11,312,593)

Total Increase (Decrease) in Net Assets	5,231,638	(5,252,725)

Net Assets:
Beginning of year	35,030,726	40,283,451

End of year	$40,262,364	$35,030,726
Accumulated net investment loss included in net assets at end of year	$(116,946)	$(42,875)

Capital Share Transactions
Shares purchased	166,089	131,017
Shares issued in reinvestment of distributions	-	-
Shares redeemed	(245,923)	(829,412)
Net increase (decrease) in capital shares	(79,834)	(698,395)

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2014	June 30, 2013

Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$3,629,439	$3,480,057
Net realized gain (loss) on investment securities	557,493	(5,633,955)
Change in unrealized appreciation (depreciation) on investment securities	(1,576,872)	5,590,237
Net increase in net assets resulting from operations	2,610,060	3,436,339

Distributions
From net investment income	(3,247,197)	(3,367,144)
Return of capital	(428,250)	(51,580)
Total distributions	(3,675,447)	(3,418,724)

Capital share transactions (Note 2):
Proceeds from shares purchased	9,712,152	10,962,786
Reinvestment of distributions	3,335,136	3,060,210
Amount paid for shares redeemed	(13,123,886)	(9,124,360)
Proceeds from redemption fees	1,855	2,049
Net increase (decrease) in net assets from share transactions	(74,743)	4,900,685

Total Increase (Decrease) in Net Assets	(1,140,130)	4,918,300

Net Assets:
Beginning of year	38,944,720	34,026,420

End of year	$37,804,590	$38,944,720
Accumulated undistributed net investment income (loss) included in net assets at end of year	$-	$41,696

Capital Share Transactions
Shares purchased	1,594,465	1,751,628
Shares issued in reinvestment of distributions	554,149	491,119
Shares redeemed	(2,174,936)	(1,459,629)
Net increase (decrease) in capital shares	(26,322)	783,118

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2014	June 30, 2013

Increase (Decrease) in Net Assets due to:
Operations:
Net investment income	$117,493	$235,080
Net realized gain on investment securities	699,608	707,384
Change in unrealized appreciation on investment securities	342,320	443,381
Net increase in net assets resulting from operations	1,159,421	1,385,845

Distributions
From net investment income	(101,121)	(287,152)
Return of capital	-	(104,972)
Total distributions	(101,121)	(392,124)

Capital share transactions (Note 2):
Proceeds from shares purchased	898,365	1,454,095
Reinvestment of distributions	100,331	391,990
Amount paid for shares redeemed	(1,387,981)	(2,721,120)
Proceeds from redemption fees	1,766	213
Net increase (decrease) in net assets from share transactions	(387,519)	(874,822)

Total Increase (Decrease) in Net Assets	670,781	118,899

Net Assets:
Beginning of year	7,999,694	7,880,795

End of year	$8,670,475	$7,999,694
Accumulated undistributed net investment income (loss) included in net assets at end of year	$3,391	$-

Capital Share Transactions
Shares purchased	77,340	142,287
Shares issued in reinvestment of distributions	8,671	37,625
Shares redeemed	(119,180)	(259,328)
Net increase (decrease) in capital shares	(33,169)	(79,416)

See accompanying notes which are an integral part of these financial statements.

IMS CAPITAL VALUE FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2012		June 30, 2011	June 30, 2010

Net Asset Value, Beginning of Year/Period	$17.62	$14.99	$17.11		$12.69	$11.20

Investment Operations:
Net investment income (loss)	(0.10)	0.01	(0.07	)(a)	(0.12)	(0.04)
Net realized and unrealized gain (loss) on investments	3.58	2.62	(2.05)		4.54	1.58
Total from investment operations	3.48	2.63	(2.12)		4.42	1.54

Less Distributions to shareholders:
From net investment income	-	-	-		-	(0.05)
Total distributions	-	-	-		-	(0.05)

Paid in capital from redemption fees (b)	-	-	-		-	-

Net Asset Value, End of Year	$21.10	$17.62	$14.99		$17.11	$12.69

Total Return (c)	19.75%	17.54%	(12.39)%		34.83%	13.72%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$40,262	$35,031	$40,283		$59,509	$57,532

Ratio of expenses to average net assets:	2.05%	2.06%	1.87%		1.85%	1.78%

Ratio of net investment income (loss) to average net assets:	(0.50)%	0.12%	(0.46)%		(0.71)%	(0.31)%

Portfolio turnover rate	110.42%	146.53%	98.21%		126.11%	14.75%

(a)	Per share net investment income has been calculated using the average shares method.
(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

See accompanying notes which are an integral part of these financial statements.

IMS STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2014		June 30, 2013		June 30, 2012	June 30, 2011	June 30, 2010

Net Asset Value, Beginning of Year/Period	$6.11		$6.08		$6.89	$6.50	$5.34

Investment Operations:
Net investment income	0.56		0.59		0.62	0.62	0.56
Net realized and unrealized gain (loss) on investments	(0.15)		0.01	(a)	(0.82)	0.38	1.17
Total from investment operations	0.41		0.60		(0.20)	1.00	1.73

Less Distributions to shareholders:
From net investment income	(0.57)		(0.56)		(0.60)	(0.58)	(0.56)
Tax return of capital	-		(0.01)		(0.01)	(0.03)	(0.01)
Total distributions	(0.57)		(0.57)		(0.61)	(0.61)	(0.57)

Paid in capital from redemption fees (b)	-		-		-	-	-

Net Asset Value, End of Year	$5.95		$6.11		$6.08	$6.89	$6.50

Total Return (c)	7.00%		10.02%		(2.59)%	15.88%	32.97%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$37,805		$38,945		$34,026	$42,924	$42,351

Ratio of expenses to average net assets:	1.94	% (e)	1.95	%(d)	2.01%	1.97%	2.01%
Ratio of expenses to average net assets before waiver & reimbursement:	2.12%		2.06%		2.01%	1.97%	2.01%

Ratio of net investment income to average net assets:	9.27	% (e)	9.27	%(d)	9.90%	9.05%	8.98%
Ratio of net investment income to average net assets before waiver & reimbursement:	9.08%		9.16%		9.90%	9.05%	8.98%

Portfolio turnover rate	371.35%		389.36%		392.81%	400.03%	467.90%

(a)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.

(b)	Redemption fees resulted in less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)
Effective November 1, 2012, the Advisor agreed to waive fees to maintain Fund expenses at 1.89% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).

(e)
Effective November 1, 2013, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).

See accompanying notes which are an integral part of these financial statements.

IMS DIVIDEND GROWTH FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	June 30, 2014	June 30, 2013	June 30, 2012		June 30, 2011	June 30, 2010

Net Asset Value, Beginning of Year/Period	$10.96	$9.73	$9.85		$7.93	$7.38

Investment Operations:
Net investment income	0.16	0.30	0.25		0.15	0.10
Net realized and unrealized gain (loss) on investments	1.46	1.44	(0.17)		1.90	0.55
Total from investment operations	1.62	1.74	0.08		2.05	0.65

Less Distributions to shareholders:
From net investment income	(0.14)	(0.38)	(0.20)		(0.13)	(0.10)
Tax return of capital	-	(0.13)	-		-	-
Total distributions	(0.14)	(0.51)	(0.20)		(0.13)	(0.10)

Paid in capital from redemption fees (a)	-	-	-		-	-

Net Asset Value, End of Year	$12.44	$10.96	$9.73		$9.85	$7.93

Total Return (b)	14.88%	18.10%	0.86%		25.91%	8.71%

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$8,670	$8,000	$7,881		$8,622	$10,223

Ratio of expenses to average net assets:	1.96%	1.97%	2.09	%(c)	2.66%	2.59%
Ratio of expenses to average net assets before waiver & reimbursement:	2.50%	2.43%	2.25%		2.66%	2.59%

Ratio of net investment income to average net assets:	1.39%	2.85%	2.51	%(c)	1.48%	1.21%
Ratio of net investment income to average net assets before waiver & reimbursement:	0.86%	2.39%	2.35%		1.48%	1.21%

Portfolio turnover rate	240.61%	97.55%	47.08%		161.85%	129.66%

(a)	Redemption fees resulted in less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)
Effective September 1, 2011, the Advisor agreed to waive fees to maintain Fund expenses at 1.95% (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses).  Prior to that date, the Fund did not have an expense cap.

See accompanying notes which are an integral part of these financial statements.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS
June 30, 2014

NOTE 1. ORGANIZATION

The IMS Family of Funds (the “Funds”), comprising the IMS Capital Value Fund (the “Value Fund”), IMS Strategic Income Fund (the “Income Fund”) and IMS Dividend Growth Fund (the “Dividend Growth Fund”), were each organized as a diversified series of 360 Funds (the “Trust”) on June 20, 2014. The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Value Fund is to provide long-term growth from capital appreciation and secondarily, income from dividends. The investment objective of the Income Fund is to provide current income and secondarily, capital appreciation. The investment objective of the Dividend Growth Fund is to provide long-term growth from capital appreciation and dividends. The investment advisor of each Fund is IMS Capital Management, Inc. (the “Advisor”).

Effective as of the close of business on June 20, 2014, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), the 360 Fund’s Value Fund, Income Fund and Dividend Growth Fund (the “New Funds”) received all the assets and liabilities of the Unified Series Trust’s (the “Former Trust”) IMS Capital Value Fund (the “Predecessor Value Fund”), IMS Strategic Income Fund (the “Predecessor Income Fund”) and IMS Dividend Growth Fund (the “Predecessor Dividend Growth Fund”) (together, the “Predecessor Funds”), respectively. The shareholders of the Predecessor Funds received shares of the New Funds with aggregate net asset values equal to the aggregate net asset values of their shares in the Predecessor Funds immediately prior to the Reorganization. The Predecessor Funds’ investment objectives, policies and limitations were substantially identical to those of the New Funds, which had no operations prior to the Reorganization. For financial reporting purposes, the Predecessor Funds’ operating history prior to the Reorganization is reflected in the financial statements and financial highlights. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the New Funds reflected the historical basis of the assets of the Predecessor Funds as of the date of the Reorganization. The Reorganization is also considered tax-free based on accounting principles generally accepted in the United States of America (“GAAP”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements.

Securities Valuations – All investments in securities are recorded at their estimated fair value as described in Note 3.

Foreign Currency – Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reverse Convertible Notes – The Funds may invest in reverse convertible notes, which are short-term notes (i.e., with maturities of one year or less) that are linked to individual equity securities. These notes make regular interest payments by the issuer, but also have a put option attached, giving the issuer the right to exercise that option only if the price of the related security drops below a stated price.

Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/ or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the year ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended June 30, 2014, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2010.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Each Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The first in, first out method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITS) and distributions from limited partnerships are recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITS during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available. Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1’s. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid bonds or those bonds fair valued by the Advisor, if the Advisor’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Purchasing Options – Each Fund may purchase and sell put and call options involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

The purchase of options involves certain risks. The purchase of options typically will limit a Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly.

Writing Options – Each Fund may write (sell) covered call options on common stocks in the Fund’s portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. A Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. The Funds will only engage in exchange-traded options transactions.

The investment objective of the Income Fund and Dividend Growth Fund as it relates to derivative investments is to use such investments in an effort to manage risk and/or generate returns.

Each Fund may write (sell) put options, including “out of the money” put options. When a Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund’s costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. Each Fund will sell a put option only if the obligation taken on by the sale of the put is “covered,” either 1) by maintaining a cash reserve or an investment in a money market fund equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

Dividends and Distributions – The Income Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on a monthly basis. The Value Fund and Dividend Growth Fund intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. Each Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

For the year ended June 30, 2014, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Paid in Capital	Accumulated Undistributed Net Investment Income (loss)	Accumulated Net Realized Gain (Loss) on Investments
Value Fund	$(118,150)	$118,150	$–
Income Fund	(424,544)	4,312	420,232
Dividend Growth Fund	(5,346)	(12,981)	18,327

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stock, real estate investment trusts, and preferred securities, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by a Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, municipal bonds, reverse convertible bonds, and foreign bonds denominated in U.S. dollars, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities. See the chart on page 39 for more information on the inputs used by the Advisor in determining fair value of such level 3 securities. The Advisor has used inputs such as evaluated broker quotes in inactive markets, actual trade prices in inactive markets, present value of expected future cash flows, terms of expected bond restructurings, and yields on similar securities in determining the fair value of such Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

From July 1, 2013 until June 23, 2014, the Pricing Committee of the Former Trust monitored the fair valuation policies of the Trust and worked with the Valuation Review Committee (“VRC”) established by the former service provider, Huntington Asset Services, Inc. to assist in monitoring all securities that are manually priced (Level 3 securities). For securities that were being fair-valued or manually priced, the Advisor provided the VRC with information considered in the methodology used in pricing of the security. The VRC would generally meet on a weekly basis to analyze the information and methodology used, as well as any additional information made available, to confirm that the valuation of each fair-valued security continues to be valid and reasonable. On a quarterly basis, the Pricing Committee of the Board reviewed reports and other information as to securities that were fair-valued or manually priced during the quarter to further confirm the reasonableness of such actions and adherence to the fair valuation policies of the Trust.

The Trustees of the 360 Funds adopted the M3Sixty Consolidated Valuation Procedures on June 24, 2014 which established a Valuation Committee to similarly work with the Advisor and report to the Board on securities being fair valued or manually priced. The Lead Chairman and Trustee for the 360 Funds, along with the Fund Principal Financial Officer and Chief Compliance Officer are members of the Valuation Committee which meets at least monthly or, as required, to review the interim actions and coordination with the Adviser in pricing fair valued securities, and consideration of any unresolved valuation issue or a request to change the methodology for manually pricing a security. In turn, the Lead Chairman provides updates to the Board at the regularly scheduled board meetings as well as interim updates to the board members on substantive changes in a daily valuation or methodology issue.

The following is a summary of the inputs used to value the Value Fund’s investments as of June 30, 2014:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$39,919,283	$–	$–	$39,919,283
Money Market Securities	422,465	–	–	422,4655
Total	$40,341,748	$–	$–	$40,341,748

*	Refer to the Schedule of Investments for industry classifications.

The Value Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Value Fund did not hold any derivative instruments during the reporting period. During the fiscal year ended June 30, 2014, there were no transfers between levels. The Value Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used to value the Income Fund’s investments as of June 30, 2014:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$13,331,555	$–	$–	$13,331,555
Corporate Bonds	–	11,533,301	3,435,702	14,969,003
Reverse Convertible Bonds	–	4,591,206	–	4,591,206
Foreign Bonds	–	3,956,085	–	3,956,085
Money Market Securities	1,217,992	–	–	1,217,992
Total	$14,549,547	$20,080,592	$3,435,702	$38,065,841

*	Refer to the Schedule of Investments for industry classifications.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Income Fund:

	Balance as of June 30, 2013	Realized gain (loss)	Amortization	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of June 30, 2014
Corporate Bonds	3,413,907	(7,652)	(3,497)	91,212	150,000	(208,268)	–	–	3,435,702
Total	$3,413,907	$(7,652)	$(3,497)	$91,212	$150,000	$(208,268)	$–	$–	$3,435,702

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a quantitative summary of the techniques and inputs used to fair value the Level 3 securities as of June 30, 2014:

Quantitative information about Level 3 fair value measurements
	Fair value at 6/30/2014	Valuation technique(s)	Unobservable input	Range (Weighted Average)
Corporate bonds	$2,349,402	Market based	Dealer quote or historical prices	69.5-100 (94.2)(1)
	$1,086,300	Discounted cash flow	Discount Rate	14.40%(2)
			Anticipated number of payments	32(2)
			Anticipated frequency of payment	Quarterly(3)

(1)	A significant decrease in the input in isolation would result in a significantly lower fair valuation measurement.
(2)	A significant increase in this input in isolation would result in a significantly lower fair valuation measurement.
(3)	A significant increase in this input in isolation would result in a significantly higher fair valuation measurement.

The total change in unrealized appreciation (depreciation) attributable to Level 3 investments still held at June 30, 2013 was $447,828 as shown below.

Total Change in Unrealized Appreciation (Depreciation)
Corporate Bonds	$91,212
Total	$91,212

The Income Fund did hold derivative instruments during the year, but not as of June 30, 2014. During the fiscal year ended June 30, 2014, there were no transfers between levels. See reconciliation of investments for Level 3 securities in chart of previous page. The Income Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

The following is a summary of the inputs used to value the Dividend Growth Fund’s investments as of June 30, 2014:

	Valuation Inputs
Investments	Level 1 – Quoted Prices in Active Markets	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$8,469,278	$–	$–	$8,469,278
Money Market Securities	207,742	–	–	207,742
Total	$8,677,020	$–	$–	$8,677,020

*	Refer to the Schedule of Investments for industry classifications.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The Dividend Growth Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. During the fiscal year ended June 30, 2014, there were no transfers between levels. The Dividend Growth Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

NOTE 4. DERIVATIVE TRANSACTIONS

Put options purchased are represented on the Statement of Operations under net realized gain (loss) on investment securities.

Please see the chart below for information regarding put options purchased for the Income Fund. For the year ended June 30, 2014:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Contracts Opened	Contracts Closed	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Risk: Put Options Purchased	Net realized gain (loss) on investment securities	55	(55)	$(51,854)	$–

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to the Reorganization on June 20, 2014, the Advisor serves as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust. Pursuant to the Advisory Agreement, the Advisor manages the operations of the Funds and manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board of Trustees.

In addition, the Advisor and the Strategic Income Fund and Dividend Growth Fund have entered into an Expense Limitation Agreement under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Strategic Income and Dividend Growth Funds, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, shareholder servicing fees, extraordinary expenses, and, dividend and interest expenses in connection with securities sold short) to not more than 1.95% of the Strategic Income and Dividend Growth Funds’ average daily net assets through May 31, 2015.

Prior to the Reorganization, the Former Trust was party to management agreements (the “Former Agreements”) with the Advisor pursuant to which the Advisor provided management services to the Predecessor Funds. Under the terms of the Former Agreements, the Advisor managed each Fund’s investments subject to approval of the Former Trust’s Board of Trustees.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)

Also prior to the Reorganization, effective September 1, 2011, the Advisor had contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) for the Predecessor Dividend Growth Fund do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2013, subject to the advisor’s right to recoup payments on a rolling three-year basis, so long as the payment would not exceed the 1.95% expense cap.

Effective November 1, 2012, the Advisor had contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) for the Predecessor Income Fund do not exceed 1.89% of the Fund’s average daily net assets through October 31, 2013, subject to the advisor’s right to recoup payments on a rolling three-year basis, so long as the payment would not exceed the 1.89% expense cap.

Effective November 1, 2013, the Advisor had contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) for the Predecessor Income Fund do not exceed 1.95% of the Fund’s average daily net assets through October 31, 2014, subject to the advisor’s right to recoup payments on a rolling three-year basis, so long as the payment would not exceed the 1.95% expense cap.

Under the terms of the Advisory Agreement with the New Funds and the Former Agreements with the Predecessor Funds, the New Funds and the Predecessor Funds were obligated to pay the Advisor a fee computed and accrued daily and paid monthly. Please see the chart below for information regarding the management fee rates, management fees earned, fee waivers, and expenses reimbursed during the year ended June 30, 2014, as well as amounts due to the Advisor at June 30, 2014.

	Value Fund	Income Fund	Dividend Growth Fund
Management fee under Advisory Agreement (as a percentage of average net assets)	1.21%	1.26%	1.26%
Expense limitation (as a percentage of average net assets)	N/A	1.95%	1.95%
Management fees earned	$464,579	$493,570	$106,018
Fees waived and expenses reimbursed	$–	$73,509	$45,290
Payable to Advisor	$40,023	$30,012	$4,654

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in effect at the time the expense was waived or currently in effect, whichever is lower as described above. The amounts subject to repayment by the Income Fund and Dividend Growth Fund, pursuant to the aforementioned conditions, at June 30, 2014 are as follows:

Fund	Amount	Expires June 30,
Income Fund	$41,224	2016
Income Fund	$73,509	2017
Dividend Growth Fund	$13,191	2015
Dividend Growth Fund	$38,289	2016
Dividend Growth Fund	$45,290	2017

Pursuant to the Reorganization, the Trust has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Under the Services Agreement, M3Sixty is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund's portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund's legal compliance; (j) maintaining shareholder account records.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

For the period from June 21, 2014 through June 30, 2014, the Funds accrued fees under the Services Agreement as follows:

Fund	Service Fees
Value Fund	$3,020
Income Fund	2,543
Dividend Growth Fund	774

Certain officers and a Trustee of the Trust are also employees of M3Sixty.

Prior to the Reorganization, each of the Predecessor Funds retained Huntington Asset Services, Inc. (“Huntington”) to manage the Fund’s business affairs and provide the Funds with fund accounting, transfer agency, and administrative services, including all regulatory reporting and necessary office equipment and personnel. Certain officers of the Predecessor Trust are members of management and/or employees of Huntington. Huntington operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). A Trustee of the Predecessor Trust is a member of management of the Custodian.

Please see the chart below for information regarding the fees earned by Huntington and the Custodian during the period prior to Reorganization from July 1, 2013 through June 20, 2014 and the amounts due to Huntington and the Custodian at June 30, 2014.

	Value Fund	Income Fund	Dividend Growth Fund
Administration expenses	$133,088	$125,903	$17,237
Reimbursement of Transfer agent expenses	$31,211	$21,927	$26,207
Custodian expenses	$8,706	$23,718	$5,031
Payable to Huntington	$922	$1,681	$1,784
Payable to Custodian	$1,164	$3,168	$740

Foreside Distribution Services, LP (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the fiscal year ended June 30, 2014.

NOTE 6. LINE OF CREDIT

During the fiscal year ended June 30, 2014, the IMS Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit secured by the Funds' investments. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $1,500,000 or 5.000% of the Fund’s daily market value.

	Value Fund	Income Fund	Dividend Growth Fund
Total bank line of credit as of June 30, 2014	$1,500,000	$1,500,000	$1,500,000
Average borrowings during period	$35,704	$101,830	$9,544
Average interest rate during period	1.663%	1.663%	1.663%
Highest balance drawn during period	$1,223,000	$1,500,000	$300,000
Highest balance interest rate	1.686%	1.686%	1.686%
Interest rate at June 30, 2014	1.656%	1.656%	1.656%

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 7. INVESTMENTS

For the fiscal year ended June 30, 2014, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Purchases
U.S. Government Obligations	$–	$–	$–
Other	42,114,850	124,663,512	19,769,754
Sales
U.S. Government Obligations	$–	$–	$–
Other	44,001,169	122,184,148	20,292,405

As of June 30, 2014, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Gross Appreciation	$5,621,042	$1,316,157	$792,765
Gross (Depreciation)	(1,364,700)	(4,371,291)	(79,009)
Net Appreciation (Depreciation) on Investments	$4,256,342	$(3,055,134)	$713,756
Tax Cost	$36,085,406	$41,120,975	$7,963,264

NOTE 8. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 9. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2014, National Financial Securities Corp. (“National Financial”) held, for the benefit of its customers, 36.57% of the Value Fund and 30.70% of the Dividend Growth Fund. As a result, National Financial may be deemed to control the Value Fund and Dividend Growth Fund. As of June 30, 2014, TD Ameritrade, Inc. (“Ameritrade”) held, for the benefit of its customers, 48.96% of the Dividend Growth Fund and 39.57% of the Income Fund. As a result, Ameritrade may be deemed to control the Dividend Growth Fund and Income Fund.

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS

Value Fund. For the year ended June 30, 2014, the Value Fund did not pay a distribution.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS - continued

The tax characterization of distributions for the fiscal years ended June 30, 2014 and 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary Income	$-	$-
	$-	$-

Income Fund. For the fiscal year ended June 30, 2014, the Income Fund paid monthly distributions totaling $0.570 per share.

The tax characterization of distributions for fiscal years ended June 30, 2014 and 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary Income	$3,247,197	$3,367,144
Return of Capital	428,250	51,580
	$3,675,447	$3,418,724

Dividend Growth Fund. For the fiscal year ended June 30, 2014, the Dividend Growth Fund paid quarterly income distributions totaling $0.140 per share

The tax characterization of distributions for the fiscal years ended June 30, 2014 and 2013 was as follows:

Distributions paid from:	2014	2013
Ordinary Income	$101,121	$287,152
Return of Capital	-	104,972
	$101,121	$392,124

As of June 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Value Fund	Income Fund	Dividend Growth Fund
Undistributed ordinary income	$–	$–	$3,391
Accumulated capital and other losses	(3,578,094)	(42,967,383)	(1,707,948)
Net unrealized appreciation (depreciation)	4,256,342	(3,055,134)	713,756
Other accumulated losses	(116,946)	–	–
	$561,302	$(46,022,517)	$(990,801)

The difference between book basis and tax basis unrealized appreciation (depreciation) for the Income Fund is attributable to cumulative trust preferred securities, the tax deferral of losses on wash sales, and reverse convertible bonds.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 10. DISTRIBUTIONS TO SHAREHOLDERS - continued

Under current law, capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. For disclosure purposes, these deferrals are included in “accumulated capital and other losses” above.

As of June 30, 2014, accumulated capital and other losses noted above consist of:

	Capital Loss Carryforwards	Post-October Capital Losses	Late Year Ordinary Losses
Value Fund	$3,578,094	$–	$116,946
Income Fund	42,967,383	–	–
Dividend Growth Fund	1,707,948	–	–

NOTE 11. CAPITAL LOSS CARRYFORWARDS

At June 30, 2014, for federal income tax purposes, the Funds have capital loss carryforwards, in the following amounts:

	Value Fund	Income Fund	Dividend Growth Fund
No expiration – short term	$–	$3,148,751	$–
No expiration – long term	–	4,306,065	–
Expires on June 30, 2016	–	1,678,970	–
Expires on June 30, 2017	–	7,045,965	–
Expires on June 30, 2018	3,578,094	24,109,306	1,707,948
Expires on June 30, 2019	–	2,678,326	–
	$3,578,094	$42,967,383	$1,707,948

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders. Non-expiring carryforwards must be utilized prior to the utilization of carryforwards with expiration dates.

IMS FAMILY OF FUNDS
NOTES TO THE FINANCIAL STATEMENTS – (continued)
June 30, 2014

NOTE 12. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Income Fund’s restricted securities are valued at the price provided by pricing service or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Advisor or pursuant to the Fund’s fair value policy. The Income Fund has acquired securities, the sale of which is restricted under Rule 144A or Regulation S of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

At June 30, 2014, the aggregate value of such securities amounted to $5,359,677 and value amounts to 14.18% of the net assets of the Income Fund.

	Acquisition Date	Shares or Principal Amount	Amortized Cost	Fair Value
Bridgemill Finance, LLC, 8.000%, 07/15/2017	7/12/2007	$971,062	$971,062	$966,207
Cash Store Financial Services, 11.500%, 01/31/2017	5/21/2012(a)	1,289,000	1,169,210	231,042
Chukchansi Economic Development Authority,
9.750%, 05/30/2020	4/25/2011(b)	2,227,651	1,762,072	1,559,355
Newland International Properties Corp.,
9.500%, 07/03/2017	6/3/2011	1,108,825	941,787	487,883
Oceanografia SA de CV, 11.250%, 07/15/2015	12/6/2012(c)	1,150,000	1,018,414	178,250
O&G Leasing, LLC, 10.500%, 09/15/2013	4/4/2007(d)	1,530,000	1,512,436	1,086,300
Panama Canal Railway Co., 7.000%, 11/01/2026	2/27/2013	592,200	572,717	590,720
Plaza of Orlando Condominium Finance Co. LLC,
5.500%, 05/15/2031	8/30/2006(e)	361,000	328,606	259,920
			$8,276,304	$5,359,677

(a)	Purchased on various dates beginning 05/21/2012.
(b)	Purchased on various dates beginning 04/25/2011.
(c)	Purchased on various dates beginning 12/06/2012.
(d)	Purchased on various dates beginning 04/04/2007.
(e)	Purchased on various dates beginning 08/30/2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of IMS Family of Funds and
Board of Trustees of 360 Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of IMS Family of Funds comprising IMS Capital Value Fund, IMS Strategic Income Fund, and IMS Dividend Growth Fund (the “Funds”), each a series of the 360 Funds, as of June 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting IMS Family of Funds as of June 30, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
August 29, 2014

TRUSTEES AND OFFICERS – (Unaudited)
June 30, 2014

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Art Falk 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 76	Trustee and Independent Chairman	Since June 2011	Mr. Falk has retired from Murray Hill Financial Marketing, a financial marketing consulting firm. He was President of the Company from 1990 to 2012.	Thirteen	None
Thomas Krausz 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 69	Trustee	Since June 2011
Mr. Krausz has been an independent management consultant to private enterprises since 2007. From 2005 to 2007 he was the Chief Technology Officer for IDT Ventures, a venture capital and business development firm. Prior to 2005, he was President of Mentorcom Services, Inc., a consulting and services company focusing on networking and web development.
				Thirteen	None
Tom M. Wirtshafter 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 59	Trustee	Since June 2011
Mr. Wirtshafter has been the Senior Vice President of each of American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser, since 2009. From 2005 to 2008 Mr. Wirtshafter was a business consultant. Prior to 2005 he served in executive and consulting roles for various companies in the financial services industry.
				Thirteen	None

TRUSTEES AND OFFICERS – (Unaudited) – (continued)
June 30, 2014

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Interested Trustee*
Randall K. Linscott 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 43	President	Since July 2013
Mr. Linscott has been the Chief Executive Officer for M3Sixty Administration LLC since 2011. Prior to 2011, Mr. Linscott served as a Division Vice President at Boston Financial Data Services from 2005 until 2011.
				Thirteen	N/A
Officers
Robert S. Driessen 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 66	Chief Compliance Officer and Secretary	Since July 2013
Prior to 2013, Mr. Driessen served as the Senior Vice President and Chief Compliance Officer for Aquila Distributors, Inc., and Vice President and Chief Compliance Officer of its advisory affiliate, Aquila Investment Management LLC from November 2009 until December 2012. Prior to 2009, Mr. Driessen served as the Vice President and Chief Compliance Officer of Curian Capital, LLC from April 2004 to December 31, 2008.
				N/A	N/A
Brandon Byrd 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 34	Assistant Secretary	Since July 2013
Mr. Byrd has been the Director of Operations at M3Sixty Administration LLC since 2012. Prior to 2012, Mr. Byrd served as a Division Manager – Client Service Officer for Boston Financial Data Services from 2010 until 2012, and as a Group Manager for Boston Financial Data Services from 2007 until 2010.
				N/A	N/A
Larry Beaver 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Age 45	Treasurer	Since March 2007	Mr. Beaver has been the Director of Fund Accounting & Administration for M3Sixty Administration LLC since February 2005.	N/A	N/A

*	The Interested Trustee is an Interested Trustee because he is an officer and employee of the Administrator.

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are "interested persons" of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix Capital Group and M3Sixty Administration LLC. Each Trustee who is not an "interested person" receives a fee of $1,000 each year plus $125 per Board or committee meeting attended in person and $100 per meeting attended by telephone. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

TRUSTEES AND OFFICERS – (Unaudited) – (continued)
June 30, 2014

Name of Trustee1	Aggregate Compensation From the IMS Family of Funds2	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the IMS Family of Funds Paid to Trustees2
Independent Directors
Art Falk	$ 0	None	None	$ 0
Thomas Krausz	$ 0	None	None	$ 0
Tom M. Wirtshafter	$ 0	None	None	$ 0
Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None
Robert S. Driessen	None	Not Applicable	Not Applicable	None
Brandon Byrd	None	Not Applicable	Not Applicable	None
Larry Beaver	None	Not Applicable	Not Applicable	None

1	Each of the Trustees serves as a Trustee to three (3) IMS Family of Funds of the Trust. The Trust currently offers thirteen (13) series of shares.
2	Figures are for the period since Reorganization of June 21, 2014 through June 30, 2014. The Funds did not pay any fees to any Trustees during the period.

OTHER INFORMATION (Unaudited)

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 934-5550 to request a copy of the SAI or to make shareholder inquiries.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 934-5550; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling (800) 934-5550; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2015 to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their own tax advisors.

REORGANIZATION (Unaudited)

A Joint Special Meeting of Shareholders (the “Special Meeting”) of the Unified Series Trust, with respect to each of the IMS Capital Value Fund, the IMS Strategic Income Fund, and the IMS Dividend Growth Fund (each an “Existing Fund” and, collectively, the “Existing Funds”) was held June 20, 2014.  At the Special Meeting, shareholders considered a proposal with respect to each Existing Fund to approve the Agreement and Plan of Reorganization (the “Plan”) pursuant to which each Existing Fund transferred all of its assets to an identically named, newly-created series of 360 Funds (each, a “New Fund” and, collectively, the “New Funds”), in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund (the “Reorganization”).

Shareholders of each Existing Fund voted separately on the proposals, approving each proposal as shown below.

	Value Fund	Income Fund	Dividend Growth Fund
Total Outstanding Shares	1,951,257	6,422,517	708,601
Total Shares Voted	1,056,313	3,606,380	428,056
For	999,609	3,448,787	418,283
Against	4,227	29,400	680
Abstain	52,478	128,194	9,093

BOARD APPROVAL OF INVESTMTENT ADVISORY AGREEMENT (Unaudited)
June 30, 2014

On April 30, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the 360 Funds (the “Trust”), comprised entirely of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), met in person to review and discuss the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Trust and IMS Capital Management, Inc. (the “Adviser”) with respect to the IMS Capital Value Fund, the IMS Strategic Income Fund and the IMS Dividend Growth Fund (each, a “Fund” and collectively, the “Funds”), each a series fund within the Trust.

With the assistance and advice of independent counsel, the Trustees had requested and received information prior to the meeting that they deemed relevant or necessary to consider in the approval process. In addition, they received a memorandum from independent counsel discussing, among other things, the fiduciary duties and responsibilities of the Board in reviewing and considering approval. The Trustees reviewed and discussed the foregoing information during a private session with their counsel and during the Board meeting. Counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision about approval. Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing various factors in regard to approval, the Board took into consideration information prepared for the approval meeting, such as: (i) reports regarding the services and support to be provided to the Funds and their shareholders by the Adviser; (ii) presentations by the Funds’ portfolio manager addressing the Adviser’s investment philosophy, investment strategy and operations; (iii) compliance reports and background concerning the Funds and the Adviser; (iv) proposed disclosure information to be contained in the registration statement of the Trust and the Form ADV of the Adviser; (v) information on relevant developments in the mutual fund industry and how the Funds and the Adviser proposed to respond to them; (vi) financial information about the Adviser; (vii) a description of the personnel at the Adviser involved with the Funds, their background, professional skills and accomplishments; (viii) information on investment advice, performance, summaries of proposed fund expenses, compliance program, current legal matters, and other general information about the Adviser; (ix) comparative expense and performance information for other mutual funds that are similar to the Funds; (x) where available, information about performance and fees relative to other accounts managed by the Adviser that might be considered comparable to the Funds in terms of investment style; and (xi) any soft-dollar or other “fall-out” or similar benefits to be realized by the Adviser from its relationship with the Funds.

The Board did not identify any particular factor or information that was most relevant to its consideration to approve the Investment Advisory Agreement and each Trustee may have afforded different weight to the various factors considered.

The Nature, Extent, and Quality of the Services Provided by the Adviser.

The Trustees considered various aspects of the nature, extent and quality of the services to be provided by the Adviser to the Funds. They considered the following, without limitation: the quality of the investment advisory services (including research and recommendations with respect to portfolio securities), to be provided; the background, experience and professional ability and skill of the portfolio management personnel assigned to the Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Funds and their shareholders; the processes used for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Adviser had not reported any material compliance matter over the last year; the manner in which the Adviser seeks to satisfy their obligation to assure “best execution” in connection with securities transactions placed for the Funds, noting the Adviser’s policies and procedures on trading and brokerage, as well as expected average brokerage commissions paid; the investment strategies and sources of information upon which the Adviser expects to rely in making investment decisions for the Funds; where applicable, the fees charged to and the performance of other accounts managed by the Adviser similar to the Funds; the oversight of the Funds’ portfolio by the Adviser; the Adviser’s succession plans and business continuity plans; and the coordination of services for the Funds among the service providers, Trust management and the Trustees.

BOARD APPROVAL OF INVESTMTENT ADVISORY AGREEMENT (Unaudited)
June 30, 2014

After reviewing and considering the foregoing information and further information in the materials provided by the Adviser (including its Form ADV), the Board concluded, in light of all the facts and circumstances, that the expected nature, extent and quality of the services to be provided by the Adviser were satisfactory and adequate for the Funds.

The Costs of the Services to be provided and Profits Expected to be realized by the Adviser from its Relationships with the Funds.

In considering these factors, the Trustees took into consideration the overall expenses of the Funds, including the nature and frequency of advisory fee payments, the expected asset levels of the Funds and the gross and net expenses of the Funds as compared to gross and net expenses of a group of funds that may be considered similar, noting that the expenses of each of the Funds was within the range of expenses incurred by the other funds in its group. The Trustees also took into consideration the information provided about the financial condition and profitability of the Adviser and the level of commitment to the Funds by the principals of the Adviser to their roles for the Funds.

The Trustees also considered the fees charged by the Adviser to comparable accounts – such as institutional accounts – they manage in a similar style and noted that, typically, the fees charged to the Funds were similar to fees charged to other accounts managed by the Adviser. The Trustees used this information as a potential gauge for what fees might be considered reasonable for similar investment services, although they also considered that accounts identified as similar for this purpose may also have material differences that impact their overall comparability, such as differences in the range of the investor base served by the account; the average account size; the customization of fees, services and reporting available; the daily liquidity, redemptions and turnover that might occur in a mutual fund that might not be the case in other accounts; the regulatory requirements applicable to a fund that do not apply to many non-fund accounts; and the Board oversight applicable to funds that does not apply to most other types of accounts; to name a few. The Trustees took into consideration these potential differences when assessing both performance and fee information with respect to comparable accounts.

After further consideration of these elements, the Board concluded, in light of all the facts and circumstances, that the costs of the services provided to the Funds and the profits expected to be realized by the Adviser from its relationship with the Funds were satisfactory.

Other Benefits Derived by the Adviser from its Relationships with the Funds and Conflicts of Interest.

The Trustees also considered other benefits that the Adviser could derive from their relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest. In particular, the Trustees considered that the Adviser may use “soft dollars,” or Fund commissions, to obtain research, and noted in addition to the amount of soft dollars reported that (i) Adviser reports it would select broker-dealers on the basis of best execution, even though some of the broker-dealers it selects also provide research, (ii) the Adviser reports it would only use “soft dollars” within the Section 28(e) safe harbor, which requires the Adviser to determine that the commissions paid were reasonable in relation to the value of the research received, and (iii) the Adviser would use the research received to implement its investment strategy generally, which benefits the Fund as well as the Adviser’s other accounts.

After reviewing and considering the foregoing information and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser from its relationships with the Funds were satisfactory.

Economies of Scale.

The Trustees also considered the extent to which economies of scale would be realized if the Funds grow and whether the advisory fee levels reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Trustees considered the breakpoints in effect on the advisory fee schedule for the Funds at various asset levels, which are aimed at sharing with shareholders any economies of scale that are realized from Fund growth.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the fee levels and breakpoints were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, approved the Investment Advisory Agreement for the initial term, and determined that the compensation payable under each of the agreements was fair, reasonable and within a range of what could have been negotiated at arm’s-length in light of all the surrounding circumstances, including the services to be rendered and such other matters as the Board considered to be relevant.

360 FUNDS
420 Lexington Ave.
Suite 601
New York, NY 10170

INVESTMENT ADVISER
IMS Capital Management, Inc.
8995 S.E. Otty Road,
Portland, OR 97086

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

DISTRIBUTOR
Foreside Distribution Services, LP
690 Taylor Road
Suite 150
Gahanna, OH 43230

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
 Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Graydon Head & Ritchey LLP
1900 Fifth Third Center
511 Walnut Street
Cincinnati, OH 45202

CUSTODIAN BANK
Huntington National Bank
41 South Street
Columbus, OH 43125

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,500 and $42,000 with respect to the registrant’s fiscal years ended June 30, 2014 and June 30, 2013, respectively.

(b)
Audit-Related Fees.    There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)
Tax Fees. The aggregate fees billed in the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $8,000 and $8,000 with respect to the registrant’s fiscal years ended June 30, 2014 and June 30, 2013, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.   There were no fees billed during the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item for the IMS Family of Funds.

(e)(1)
The audit committee does not have pre-approval policies and procedures.  Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X

(f)
Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time permanent employees was zero percent (0%).

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the last two fiscal years ended June 30, 2014 and June 30, 2013 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

A Joint Special Meeting of Shareholders (the “Special Meeting”) of the Unified Series Trust, with respect to each of the IMS Capital Value Fund, the IMS Strategic Income Fund, and the IMS Dividend Growth Fund (each an “Existing Fund” and, collectively, the “Existing Funds”) was held June 20, 2014.  At the Special Meeting, shareholders considered a proposal with respect to each Existing Fund to approve the Agreement and Plan of Reorganization (the “Plan”) pursuant to which each Existing Fund transferred all of its assets to an identically named, newly-created series of 360 Funds (each, a “New Fund” and, collectively, the “New Funds”), in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund (the “Reorganization”).

Shareholders of each Existing Fund voted separately on the proposals, approving each proposal as shown below.

	Value Fund	Income Fund	Dividend Growth Fund
Total Outstanding Shares	1,951,257	6,422,517	708,601
Total Shares Voted	1,056,313	3,606,380	428,056
For	999,609	3,448,787	418,283
Against	4,227	29,400	680
Abstain	52,478	128,194	9,093

ITEM 11.	CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
President,
Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
President
Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver Jr.
Treasurer
Date: September 5, 2014